CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

DERIVED INFORMATION   [1/12/2005]

[$580,000,000]

Total Bonds Offered

(Approximate)

[$1,000,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  Approximately 35.9% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,306
Total Outstanding Loan Balance	$1,027,055,165*	Min	Max
Average Loan Current Balance	$162,870	$4,912	$971,384
Weighted Average Original LTV	81.1%**
Weighted Average Coupon	7.13%	3.70%	14.00%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	7.70%
Weighted Average Margin	5.92%	2.25%	10.74%
Weighted Average FICO (Non-Zero)	641
Weighted Average Age (Months)	2
% First Liens	97.7%
% Second Liens	2.3%
% Arms	84.5%
% Fixed	15.5%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
3.70 - 5.00	25	6,633,791	0.6	4.74	76.4	688
5.01 - 5.50	99	25,674,622	2.5	5.34	77.4	667
5.51 - 6.00	444	103,337,706	10.1	5.85	78.2	661
6.01 - 6.50	859	183,495,421	17.9	6.31	79.1	655
6.51 - 7.00	1,251	249,682,008	24.3	6.81	80.5	653
7.01 - 7.50	919	164,270,186	16.0	7.29	81.4	640
7.51 - 8.00	779	123,601,507	12.0	7.77	82.7	624
8.01 - 8.50	550	68,222,898	6.6	8.26	84.7	613
8.51 - 9.00	403	44,961,167	4.4	8.75	83.7	597
9.01 - 9.50	213	18,879,569	1.8	9.25	86.6	597
9.51 - 10.00	166	14,249,123	1.4	9.78	83.5	584
10.01 - 10.50	145	7,011,157	0.7	10.26	86.4	600
10.51 - 11.00	95	5,448,334	0.5	10.79	87.1	605
11.01 - 11.50	90	4,600,142	0.4	11.28	87.6	600
11.51 - 12.00	194	4,787,862	0.5	11.72	95.9	595
12.01 - 12.50	20	605,267	0.1	12.28	93.5	610
12.51 - 13.00	10	579,119	0.1	12.90	91.6	595
13.01 - 13.50	8	294,673	0.0	13.08	100.0	620
13.51 - 14.00	36	720,615	0.1	13.71	99.8	594
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	2	92,170	0.0	10.56	71.3	0
476 - 500	5	677,015	0.1	7.50	77.8	492
501 - 525	143	21,818,368	2.1	8.52	73.5	515
526 - 550	275	39,972,413	3.9	8.06	76.7	540
551 - 575	501	69,158,996	6.7	7.88	79.7	564
576 - 600	886	113,041,265	11.0	7.50	82.1	588
601 - 625	995	144,352,506	14.1	7.14	81.3	613
626 - 650	1,144	191,737,559	18.7	7.03	81.2	638
651 - 675	998	180,602,756	17.6	6.86	81.9	663
676 - 700	645	121,152,180	11.8	6.84	81.9	686
701 - 725	334	70,509,220	6.9	6.71	81.5	711
726 - 750	199	38,021,532	3.7	6.89	81.7	737
751 - 775	125	23,733,524	2.3	6.67	81.6	763
776 - 800	48	10,765,772	1.0	6.62	80.8	784
801 - 805	6	1,419,889	0.1	6.46	76.3	803
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,912 - 50,000	803	24,558,042	2.4	9.93	90.1	625
50,001 - 100,000	1,460	111,101,323	10.8	7.85	81.7	625
100,001 - 150,000	1,381	171,485,924	16.7	7.36	81.2	631
150,001 - 200,000	836	145,713,121	14.2	7.05	80.8	637
200,001 - 250,000	590	132,652,795	12.9	6.98	80.1	639
250,001 - 300,000	414	113,256,551	11.0	6.84	80.6	645
300,001 - 350,000	301	97,525,369	9.5	6.89	81.4	644
350,001 - 400,000	223	83,761,537	8.2	6.68	80.7	658
400,001 - 450,000	113	48,104,863	4.7	6.75	82.4	658
450,001 - 500,000	95	45,466,267	4.4	6.71	79.1	660
500,001 - 550,000	31	16,308,067	1.6	6.72	82.9	659
550,001 - 600,000	32	18,515,379	1.8	6.89	80.5	642
600,001 - 750,000	22	14,444,347	1.4	6.49	80.8	678
750,001 - 800,000	2	1,517,100	0.1	6.27	72.5	650
800,001 - 850,000	2	1,673,096	0.2	7.25	61.5	637
950,001 - 971,384	1	971,384	0.1	6.75	70.0	774
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.290 - 50.000	110	15,083,851	1.5	6.95	43.0	622
50.001 - 55.000	49	7,342,831	0.7	6.89	53.3	619
55.001 - 60.000	74	14,172,557	1.4	7.12	57.7	604
60.001 - 65.000	120	20,936,841	2.0	6.89	63.3	602
65.001 - 70.000	180	33,047,979	3.2	7.05	68.6	612
70.001 - 75.000	266	49,361,772	4.8	7.10	74.0	617
75.001 - 80.000	3,107	566,399,092	55.1	6.87	79.8	653
80.001 - 85.000	489	82,136,131	8.0	7.36	84.3	608
85.001 - 90.000	842	143,039,898	13.9	7.40	89.5	632
90.001 - 95.000	351	57,328,911	5.6	7.47	94.7	654
95.001 - 100.000	718	38,205,303	3.7	9.42	99.9	648
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,629	211,707,047	20.6	7.51	82.7	639
0.50	9	1,944,630	0.2	7.56	82.6	682
1.00	406	82,127,431	8.0	7.20	81.4	650
1.50	2	653,891	0.1	7.22	76.2	703
1.75	26	10,064,638	1.0	6.26	81.9	664
2.00	2,910	527,704,486	51.4	7.02	81.0	639
2.50	2	387,574	0.0	6.91	83.2	707
3.00	1,220	176,238,226	17.2	7.06	79.1	639
4.00	1	74,497	0.0	7.99	90.0	556
5.00	101	16,152,746	1.6	6.76	81.7	679
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,692	534,662,090	52.1	7.06	81.7	627
Reduced	1,187	223,441,765	21.8	7.19	81.7	663
No Income/ No Asset	25	4,777,256	0.5	7.18	72.9	677
Stated Income / Stated Assets	1,402	264,174,055	25.7	7.23	79.6	651
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	5,687	954,650,603	93.0	7.09	81.0	640
Second Home	31	4,516,754	0.4	7.55	81.6	655
Investor	588	67,887,808	6.6	7.73	82.8	659
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	1,302	356,917,770	34.8	6.75	79.0	648
Florida	558	79,025,820	7.7	7.43	82.2	635
Texas	596	55,820,852	5.4	7.78	82.7	624
Illinois	309	54,485,675	5.3	7.24	83.6	651
Nevada	233	48,888,621	4.8	7.04	80.3	640
Arizona	257	35,844,183	3.5	7.15	82.3	642
Washington	216	33,299,123	3.2	6.84	82.9	648
New York	120	29,567,073	2.9	6.98	80.5	677
Oregon	207	28,777,914	2.8	7.05	82.9	647
Michigan	256	27,191,956	2.6	7.86	83.5	622
Ohio	258	25,018,561	2.4	7.45	84.4	630
Massachusetts	98	21,919,303	2.1	7.29	77.9	636
Virginia	139	21,694,498	2.1	7.09	80.5	643
Colorado	136	19,626,747	1.9	7.02	82.9	635
Maryland	86	15,374,136	1.5	7.55	82.4	629
Other	1,535	173,602,933	16.9	7.48	82.4	630
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	3,939	612,954,484	59.7	7.15	82.4	656
Refinance - Rate Term	338	50,729,283	4.9	7.21	81.0	616
Refinance - Cashout	2,029	363,371,398	35.4	7.09	78.8	619
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	23	5,356,473	0.5	7.07	85.6	634
Arm 2/28	4,075	772,104,981	75.2	7.05	81.2	641
Arm 3/27	403	69,355,785	6.8	6.93	80.7	641
Arm 5/25	49	10,794,365	1.1	6.67	80.9	656
Arm 6 Month	46	9,953,012	1.0	6.23	84.4	638
Fixed Rate	1,710	159,490,549	15.5	7.70	80.3	640
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,893	760,623,052	74.1	7.13	81.1	638
PUD	665	131,153,077	12.8	7.02	81.5	644
Condo	360	57,175,515	5.6	7.13	81.2	652
2 Family	281	53,022,820	5.2	7.18	80.9	658
3-4 Family	107	25,080,701	2.4	7.58	79.4	667
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	101	29,326,968	3.4	6.50	80.5	663
4.01 - 4.50	164	37,971,120	4.4	5.98	80.8	659
4.51 - 5.00	419	88,308,415	10.2	6.33	80.6	661
5.01 - 5.50	913	173,755,012	20.0	6.78	80.7	653
5.51 - 6.00	932	193,200,862	22.3	6.85	81.4	644
6.01 - 6.50	659	116,786,182	13.5	7.10	81.4	647
6.51 - 7.00	697	127,949,591	14.7	7.46	80.8	624
7.01 - 7.50	301	48,500,389	5.6	7.90	83.2	612
7.51 - 8.00	212	29,875,699	3.4	8.38	84.8	601
8.01 - 8.50	84	10,800,256	1.2	8.88	82.0	581
8.51 - 9.00	76	7,865,339	0.9	9.52	83.0	576
9.01 - 9.50	29	2,379,423	0.3	9.96	80.4	563
9.51 - 10.00	4	397,111	0.0	10.84	69.6	544
10.01 - 10.50	3	302,461	0.0	11.62	67.6	534
10.51 - 10.74	2	145,787	0.0	11.15	43.5	539
Total:	4,596	867,564,616	100.0	7.03	81.2	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1- 3	8	2,095,395	0.2	5.72	86.3	660
4 - 6	39	7,955,556	0.9	6.38	83.7	631
7 - 9	1	235,600	0.0	6.86	80.0	666
10 - 12	23	5,210,086	0.6	7.12	86.0	633
13 - 15	3	935,364	0.1	8.03	81.1	568
16 - 18	31	6,907,874	0.8	6.98	78.9	678
19 - 21	981	223,685,659	25.8	6.89	81.5	666
22 - 24	3,058	540,388,932	62.3	7.12	81.2	631
25 - 27	2	339,873	0.0	6.33	90.0	660
28 - 30	13	2,328,597	0.3	6.57	83.0	655
31 - 33	110	20,465,782	2.4	6.91	81.9	665
34 - 36	278	46,221,534	5.3	6.96	79.9	629
37 - 60	49	10,794,365	1.2	6.67	80.9	656
Total:	4,596	867,564,616	100.0	7.03	81.2	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
8.88 - 9.50	1	226,500	0.0	5.88	89.9	664
9.51 - 11.50	88	19,016,464	2.2	5.82	76.9	658
11.51 - 12.00	206	45,198,280	5.2	6.01	79.1	648
12.01 - 12.50	305	68,543,356	7.9	6.18	79.2	656
12.51 - 13.00	560	133,459,782	15.4	6.42	80.4	652
13.01 - 13.50	723	153,069,063	17.6	6.63	80.9	648
13.51 - 14.00	898	180,640,903	20.8	7.00	81.1	649
14.01 - 14.50	595	104,325,532	12.0	7.46	83.2	644
14.51 - 15.00	482	74,589,622	8.6	7.92	83.2	620
15.01 - 15.50	314	38,887,789	4.5	8.36	85.1	608
15.51 - 16.00	222	27,168,372	3.1	8.82	83.2	595
16.01 - 16.50	78	8,939,466	1.0	9.36	84.1	576
16.51 - 17.00	76	8,573,020	1.0	9.88	79.4	569
17.01 - 17.50	30	2,805,276	0.3	10.43	74.4	547
17.51 - 18.00	7	831,043	0.1	10.85	71.9	536
18.01 - 18.85	11	1,290,148	0.1	11.40	63.9	538
Total:	4,596	867,564,616	100.0	7.03	81.2	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	43	9,045,346	1.0	6.48	82.7	643
4.51 - 5.50	222	48,427,998	5.6	5.98	80.1	659
5.51 - 6.00	373	90,705,397	10.5	5.90	79.6	657
6.01 - 6.50	703	154,989,618	17.9	6.34	80.0	656
6.51 - 7.00	1,029	217,121,931	25.0	6.82	80.7	653
7.01 - 7.50	708	133,356,069	15.4	7.31	81.9	641
7.51 - 8.00	590	101,315,216	11.7	7.78	82.9	621
8.01 - 8.50	395	50,813,885	5.9	8.28	85.3	610
8.51 - 9.00	270	34,945,610	4.0	8.76	83.0	594
9.01 - 9.50	106	11,550,885	1.3	9.28	85.6	579
9.51 - 10.00	98	10,023,774	1.2	9.81	80.1	571
10.01 - 10.50	36	2,872,559	0.3	10.30	76.6	556
10.51 - 11.00	11	1,067,681	0.1	10.84	68.2	538
11.01 - 11.50	7	872,129	0.1	11.27	63.8	544
11.51 - 11.85	5	456,519	0.1	11.69	64.5	526
Total:	4,596	867,564,616	100.0	7.03	81.2	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	34	6,328,326	0.7	5.74	84.5	647
1.50	612	130,600,915	15.1	6.80	81.2	676
2.00	286	79,326,236	9.1	6.72	81.9	652
3.00	3,662	650,997,590	75.0	7.13	81.1	633
5.00	2	311,549	0.0	6.08	80.0	741
Total:	4,596	867,564,616	100.0	7.03	81.2	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,927	524,656,723	60.5	7.06	81.4	638
1.50	1,269	255,561,944	29.5	6.89	81.6	659
2.00	400	87,345,950	10.1	7.24	79.6	608
Total:	4,596	867,564,616	100.0	7.03	81.2	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,802	658,088,893	64.1	7.40	81.2	628
24	666	150,740,741	14.7	6.60	81.6	658
36	41	8,391,918	0.8	6.58	80.9	667
60	797	209,833,614	20.4	6.69	80.5	668
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.